                                                                    EXHIBIT 20.1

                                                                      EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

         The information which is required to be prepared with respect to the Distribution Date of June 15, 1998 and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

         1     The amount of the current monthly distribution in
               respect of Class A Monthly Principal. . . . . . . . . . . . .                          0.00
                                                                                         -----------------

         2     The amount of the current monthly distribution in
               respect of Class B Monthly Principal. . . . . . . . . . . . .                          0.00
                                                                                         -----------------

         3     The amount of the current monthly distribution in
               respect of Collateral Monthly Principal . . . . . . . . . . .                          0.00
                                                                                         -----------------

         4     The amount of the current monthly distribution in
               respect of Class A Monthly Interest . . . . . . . . . . . . .                  4,615,684.72
                                                                                         -----------------

         5     The amount of the current monthly distribution in
               respect of Class A Deficiency Amounts . . . . . . . . . . . .                          0.00
                                                                                         -----------------

         6     The amount of the current monthly distribution in
               respect of Class A Additional Interest. . . . . . . . . . . .                          0.00
                                                                                         -----------------

         7     The amount of the current monthly distribution in
               respect of Class B Monthly Interest . . . . . . . . . . . . .                    385,426.51
                                                                                         -----------------

         8     The amount of the current monthly distribution in
               respect of Class B Deficiency Amounts . . . . . . . . . . . .                          0.00
                                                                                         -----------------


         9     The amount of the current monthly distribution in
               respect of Class B Additional Interest. . . . . . . . . . . .                          0.00
                                                                                         -----------------

         10    The amount of the current monthly distribution in
               respect of Collateral Monthly Interest. . . . . . . . . . . .                    635,067.84
                                                                                         -----------------

         11    The amount of the current monthly distribution
               in respect of any accrued and unpaid Collateral
               Monthly Interest. . . . . . . . . . . . . . . . . . . . . . .                          0.00
                                                                                         -----------------

B.       Information Regarding the Performance of the Trust

         1     Collection of Principal Receivables

               (a)  The aggregate amount of Principal Collections
                    processed during the related Monthly Period
                    which were allocated in respect of the
                    Class A Certificates . . . . . . . . . . . . . . . . . .                 94,380,508.22
                                                                                         -----------------

               (b)  The aggregate amount of Principal Collections
                    processed during the related Monthly Period
                    which were allocated in respect of the
                    Class B Certificates . . . . . . . . . . . . . . . . . .                  7,722,069.56
                                                                                         -----------------

               (c)  The aggregate amount of Principal Collections
                    processed during the related Monthly Period
                    which were allocated in respect of the
                    Collateral Interest  . . . . . . . . . . . . . . . . . .                 12,298,069.62
                                                                                         -----------------

         2     Principal Receivables in the Trust

               (a)  The aggregate amount of Principal
                    Receivables in the Trust as of the end of the
                    day on the last day of the related Monthly
                    Period (ending Principal balance). . . . . . . . . . . .              2,023,741,117.52
                                                                                         -----------------

               (b)  The amount of Principal Receivables in the
                    Trust represented by the Investor Interest of
                    Series 1996-1 as of the end of the day on the
                    last day of the related Monthly Period . . . . . . . . .              1,115,151,821.00
                                                                                         -----------------

               (c)  The amount of Principal Receivables in the
                    Trust represented by the Series 1996-1
                    Adjusted Investor Interest as of the end of the
                    day on the last day of the related Monthly
                    Period. . . . . . . . . . . . . . . . . . . . . . . . .               1,115,151,821.00
                                                                                         -----------------

               (d)  The amount of Principal Receivables in the
                    Trust represented by the Class A Investor
                    Interest as of the end of the day on the last
                    day of the related Monthly Period . . . . . . . . . . .                 920,000,000.00
                                                                                         -----------------

               (e)  The amount of Principal Receivables in the
                    Trust represented by the Class A Adjusted
                    Investor Interest as of the end of day on the
                    last day of the related Monthly Period. . . . . . . . .                 920,000,000.00
                                                                                         -----------------

               (f)  The amount of Principal Receivables in the
                    Trust represented by the Class B Investor
                    Interest as of the end of the day on the last
                    day of the related Monthly Period . . . . . . . . . . .                  75,273,000.00
                                                                                         -----------------

               (g)  The amount of Principal Receivables in the
                    Trust represented by the Collateral Interest as
                    of the end of the day on the last day of the
                    related Monthly Period. . . . . . . . . . . . . . . . .                 119,878,821.00
                                                                                         -----------------

               (h)  The Floating Investor Percentage with respect
                    to the related Monthly Period . . . . . . . . . . . . .                         55.13%
                                                                                         -----------------

               (i)  The Class A Floating Allocation with respect
                    to the related Monthly Period . . . . . . . . . . . . .                         45.49%
                                                                                         -----------------

               (j)  The Class B Floating Allocation with respect
                    to the related Monthly Period . . . . . . . . . . . . .                          3.72%
                                                                                         -----------------

               (k)  The Collateral Floating Allocation with respect
                    to the related Monthly Period . . . . . . . . . . . . .                          5.93%
                                                                                         -----------------

               (l)  The Fixed Investor Percentage with respect to
                    the related Monthly Period. . . . . . . . . . . . . . .                      N/A
                                                                                         -----------------

               (m)  The Class A Fixed Allocation with respect to
                    the related Monthly Period. . . . . . . . . . . . . . .                      N/A
                                                                                         -----------------

               (n)  The Class B Fixed Allocation with respect to
                    the related Monthly Period  . . . . . . . . . . . . . .                      N/A
                                                                                         -----------------

               (o)  The Collateral Fixed Allocation with respect to                              N/A
                    the related Monthly Period. . . . . . . . . . . . . . .              -----------------

         3     Rebate Accounts

               The aggregate amount of                         Aggregate                  Percentage of
               Receivables arising in                           Account                    Total Trust
               Rebate Accounts with respect                     Balance                    Receivables
               to the related Monthly Account                   -------                    -----------
               Receivables                                  58,012,850.79                      2.76%
                                                            --------------------------------------------


         4     Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related
               Monthly Period:

                                                               Aggregate                  Percentage of
                                                                Account                       Total
                                                                Balance                    Receivables
                                                              ----------                  --------------

               (a)  35 - 64 days:. . . . . . . . . . .        24,542,343.54                         1.17%
                                                          ------------------------------------------------
               (b)  65 - 94 days:. . . . . . . . . . .        14,938,009.37                         0.71%
                                                          ------------------------------------------------
               (c)  95 - 124 days: . . . . . . . . . .        12,222,170.15                         0.58%
                                                          ------------------------------------------------
               (d)  125 - 154 days:. . . . . . . . . .         9,838,038.84                         0.47%
                                                          ------------------------------------------------
               (e)  155 - or more days: . . .                  7,935,021.27                         0.38%
                                                          ------------------------------------------------
                                Total                         69,475,583.17                         3.31%
                                                          ------------------------------------------------

         5     Investor Default Amount

               (a)  The Aggregate Investor Default Amount for
                    the related Monthly Period. . . . . . . . . . . . . . .                   4,805,203.19
                                                                                         -----------------

               (b)  The Class A Investor Default Amount for
                    the related Monthly Period. . . . . . . . . . . . . . .                   3,964,291.55
                                                                                         -----------------

               (c)  The Class B Investor Default Amount for
                    the related Monthly Period. . . . . . . . . . . . . . .                     324,352.30
                                                                                         -----------------

               (d)  The Collateral Default Amount for
                    the related Monthly Period. . . . . . . . . . . . . . .                     516,559.34
                                                                                         -----------------

         6     Investor Charge Offs

               (a)  The aggregate amount of Class A Investor
                    Charge Offs for the related Monthly Period. . . . . . .                           0.00
                                                                                         -----------------

               (b)  The aggregate amount of Class A Investor
                    Charge Offs set forth in 5(a) above per $1,000
                    of original certificate principal amount. . . . . . . .                           0.00
                                                                                         -----------------
               (c)  The aggregate amount of Class B Investor
                    Charge Offs for the related Monthly Period. . . . . . .                           0.00
                                                                                         -----------------

               (d)  The aggregate amount of Class B Investor
                    Charge Offs set forth in 5(c) above per $1,000
                    of original certificate principal amount. . . . . . . .                           0.00
                                                                                         -----------------

               (e)  The aggregate amount of Collateral
                    Charge Offs for the related Monthly Period. . . . . . .                           0.00
                                                                                         -----------------

               (f)  The aggregate amount of Collateral Charge
                    Offs set forth in 5(e) above per $1,000 of
                    original certificate principal amount . . . . . . . . .                           0.00
                                                                                         -----------------

               (g)  The aggregate amount of Class A Investor
                    Charge Offs reimbursed on the Transfer Date
                    immediately preceding this Distribution Date. . . . . .                           0.00
                                                                                         -----------------

               (h)  The aggregate amount of Class A Investor
                    Charge Offs set forth in 5(g) above per $1,000
                    original certificate principal amount reimbursed
                    on the Transfer Date immediately preceding this
                    Distribution Date . . . . . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (i)  The aggregate amount of Class B Investor
                    Charge Offs reimbursed on the Transfer
                    Date immediately preceding this Distribution
                    Date. . . . . . . . . . . . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (j)  The aggregate amount of Class B Investor
                    Charge Offs set forth in 5(i) above per $1,000
                    original certificate principal amount reimbursed
                    on the Transfer Date immediately preceding
                    this Distribution Date. . . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (k)  The aggregate amount of Collateral Charge
                    Offs reimbursed on the Transfer Date
                    immediately preceding this Distribution Date                                      0.00
                                                                                         -----------------

               (l)  The aggregate amount of Collateral Charge
                    Offs set forth in 5(k) above per $1,000
                    original certificate principal amount
                    reimbursed on the Transfer Date
                    immediately preceding this Distribution Date.                                     0.00
                                                                                         -----------------

             7 Investor Servicing Fee

               (a)  The amount of the Class A Servicing Fee
                    payable by the Trust to the Servicer for the
                    related Monthly Period. . . . . . . . . . . . . . . . .                     958,333.33
                                                                                         -----------------

               (b)  The amount of the Class B Servicing Fee
                    payable by the Trust to the Servicer for the
                    related Monthly Period. . . . . . . . . . . . . . . . .                      78,409.38
                                                                                         -----------------

               (c)  The amount of the Collateral Servicing Fee
                    payable by the Trust to the Servicer for the
                    related Monthly Period. . . . . . . . . . . . . . . . .                     124,873.77
                                                                                         -----------------

               (d)  the amount of Servicer Interchange payable
                    by the Trust to the Servicer for the related
                    Monthly Period. . . . . . . . . . . . . . . . . . . . .                     696,969.89
                                                                                         -----------------

         8     Reallocations

               (a)  The amount of Reallocated Collateral
                    Principal Collections with respect to this
                    Distribution Date . . . . . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (b)  The amount of Reallocated Class B
                    Principal Collections with respect to this
                    Distribution Date . . . . . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (c)  The Collateral Interest as of the close of
                    business on this Distribution Date. . . . . . . . . . .                 119,878,821.00
                                                                                         -----------------

               (d)  The Class B Investor Interest as of the close of
                    business on this Distribution Date. . . . . . . . . . .                  75,273,000.00
                                                                                         -----------------

         9     Collection of Finance Charge Receivables

               (a)  The aggregate amount of Collections of
                    Finance Charge Receivables processed
                    during the related Monthly Period which were
                    allocated in respect of the Class A Certificates                         16,950,882.06
                                                                                         -----------------

               (b)  The aggregate amount of Collections of
                    Finance Charge Receivables processed
                    during the related Monthly Period which were
                    allocated in respect of the Class B Certificates                          1,386,895.38
                                                                                         -----------------

               (c)  The aggregate amount of Collections of
                    Finance Charge Receivable processed
                    during the related Monthly Period which
                    were allocated in respect of the Collateral Interest.                     2,208,751.91
                                                                                         -----------------

         10    Principal Funding Account

               (a)  The principal amount on deposit in the
                    Principal Funding Account on the related
                    Transfer Date . . . . . . . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (b)  The Accumulation Shortfall with respect to
                    the related Monthly Period. . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------
               (c)  The Principal Funding Investment Proceeds
                    deposited in the Finance Charge Account on
                    the related Transfer Date . . . . . . . . . . . . . . .                           0.00
                                                                                         -----------------

               (d)  The amount of all or the portion of the
                    Reserve Draw Amount deposited in the
                    Finance Charge Account on the related
                    Transfer date from the Reserve Account. . . . . . . . .                           0.00
                                                                                         -----------------

         11    Reserve Draw Amount                                                                    0.00
                                                                                         -----------------

         12    Available Funds

               (a)  The amount of Class A Available Funds on
                    deposit in the Finance Charge Account on
                    the related Transfer Date . . . . . . . . . . . . . . .                  16,950,882.06
                                                                                         -----------------

               (b)  The amount of Class B Available Funds on
                    deposit in the Finance charge Account on
                    the related Transfer Date . . . . . . . . . . . . . . .                   1,386,895.38
                                                                                         -----------------

               (c)  The amount of Collateral Available Funds on
                    deposit in the Finance Charge Account on
                    the related Transfer Date . . . . . . . . . . . . . . .                   2,208,751.91
                                                                                         -----------------

         13    Portfolio Yield

               (a)  The Portfolio Yield for the related Monthly
                    Period. . . . . . . . . . . . . . . . . . . . . . . . .                         17.69%
                                                                                         -----------------

               (b)  The Portfolio Adjusted Yield for the related
                    Monthly Period. . . . . . . . . . . . . . . . . . . . .                          9.79%
                                                                                         -----------------

C.       Floating Rate Determinations

         1     LIBOR for the Interest Period ending on this
               Distribution Date. . . . . . . . . . . . . . . . . . . . . .                       5.65625%
                                                                                         -----------------

         2     Number of days in this interest period. . . . . . . . . . .                              31
                                                                                         -----------------

         3     Interest Factor. . . . . . . . . . . . . . . . . . . . . . .                       0.60650%
                                                                                         -----------------

D.       CUSIP Numbers
         1     Class A. . . . . . . . . . . . . . . . . . . . . . . . . . .                      337365AA8
                                                                                         -----------------
         2     Class B. . . . . . . . . . . . . . . . . . . . . . . . . . .                      337365AB6
                                                                                         -----------------

                                   FIRST UNION DIRECT BANK, N.A.
                                   SERVICER




                                   By:  /s/ JAMES H. GILBRAITH II
                                      ----------------------------


                                   James H. Gilbraith II
                                   Vice President and Managing Director
                                   First Union Direct Bank, N.A.